Share Capital and Reserves - Schedule of Capital Stock and the Issuance Premium (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Capital Stock and the Issuance Premium [Abstract]
Share Capital as per statutory accounts	$ 236,215	$ 192,297
Capital increase costs	(22,045)	(18,366)
Share capital under IFRS	214,670	173,931	$ 133,454
Issuance premium	153,177	153,177	$ 153,177
Share capital and issuance premium	$ 367,847	$ 327,108